EXHIBIT 24

                             POWER OF ATTORNEY


          The undersigned, acting in the capacity or capacities stated with their respective names below, hereby constitute and appoint GILBERT L. KLEMANN, II, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Annual Report on Form 10-K of American Brands, Inc. for the fiscal year ended December 31, 1993, and any and all amendments thereto:


     Signature                  Title                     Date



  William J. Alley
- ----------------------  Chairman of the Board      February 21, 1994
  William J. Alley       and Chief Executive
                          Officer (principal
                        executive officer) and
                               Director



     T.C. Hays
- ----------------------   President and Chief       February 21, 1994
     T.C. Hays          Operating Officer and
                               Director



     A. Henson
- ----------------------      Executive Vice         February 21, 1994
     A. Henson           President and Chief
                          Financial Officer
                         (principal financial
                        officer) and Director



   R.L. Plancher
- ----------------------  Senior Vice President      February 22, 1994
   R.L. Plancher         and Chief Accounting
                          Officer (principal
                         accounting officer)



 Howard C. Humphrey
- ----------------------  Vice President - Life      February 22, 1994
 Howard C. Humphrey     Insurance and Director

 Eugene R. Anderson
- ----------------------         Director            February 21, 1994
 Eugene R. Anderson




- ----------------------         Director            February   , 1994
 Patricia O. Ewers



John W. Johnstone, Jr.
- ----------------------         Director            February 21, 1994
John W. Johnstone, Jr.



 Wendell J. Kelley
- ----------------------         Director            February 21, 1994
 Wendell J. Kelley



  Sidney Kirschner
- ----------------------         Director            February 22, 1994
  Sidney Kirschner



  Gordon R. Lohman
- ----------------------         Director            February 22, 1994
  Gordon R. Lohman



Charles H. Pistor, Jr.
- ----------------------         Director            February 21, 1994
Charles H. Pistor, Jr.



  Peter M. Wilson
- ----------------------         Director            February 22, 1994
  Peter M. Wilson










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
                             POWER OF ATTORNEY


          The undersigned, acting in the capacity or capacities stated with their respective names below, hereby constitute and appoint GILBERT L. KLEMANN, II, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Annual Report on Form 10-K of American Brands, Inc. for the fiscal year ended December 31, 1993, and any and all amendments thereto:


     Signature                  Title                     Date




- ----------------------  Chairman of the Board      February   , 1994
  William J. Alley       and Chief Executive
                          Officer (principal
                        executive officer) and
                               Director




- ----------------------   President and Chief       February   , 1994
     T.C. Hays          Operating Officer and
                               Director




- ----------------------      Executive Vice         February   , 1994
     A. Henson           President and Chief
                          Financial Officer
                         (principal financial
                        officer) and Director




- ----------------------  Senior Vice President      February   , 1994
   R.L. Plancher         and Chief Accounting
                          Officer (principal
                         accounting officer)




- ----------------------  Vice President - Life      February   , 1994
 Howard C. Humphrey     Insurance and Director

- ----------------------         Director            February   , 1994
 Eugene R. Anderson



 Patricia O. Ewers
- ----------------------         Director            February 20, 1994
 Patricia O. Ewers




- ----------------------         Director            February   , 1994
John W. Johnstone, Jr.




- ----------------------         Director            February   , 1994
 Wendell J. Kelley




- ----------------------         Director            February   , 1994
  Sidney Kirschner




- ----------------------         Director            February   , 1994
  Gordon R. Lohman




- ----------------------         Director            February   , 1994
Charles H. Pistor, Jr.




- ----------------------         Director            February   , 1994
  Peter M. Wilson











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